                                                             EXHIBIT T3E.3
                         NOTICE OF GUARANTEED DELIVERY


                                 IN RESPECT OF
                               OFFER TO EXCHANGE
                                NOTES DUE 2033
                      FOR ANY AND ALL OF THE OUTSTANDING
                             8.30% NOTES DUE 2023
                                      OF
                               CIGNA CORPORATION
                       PURSUANT TO THE OFFERING CIRCULAR
                              DATED JUNE 24, 1998


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON THURSDAY, JULY 23, 1998, UNLESS EXTENDED ("THE EXPIRATION DATE").
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                 The Exchange Agent for the Exchange Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY




                                By Facsimile:
          By Mail:             (212) 858-2611   By Hand or Overnight Delivery:
         P.O. Box 84                                   One State Street
    Bowling Green Station                           New York, New York  10004
New York, New York  10274-0084                    Attn:  Securities Processing
Attn:  Reorganization Operations                  Window, Subcellar One (SC-1)
        Department


                             Confirm by Telephone:
                                (212) 858-2103

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

          As set forth in the Offering Circular dated June 24, 1998 (as it may be supplemented and amended from time to time, the "Offering Circular") of CIGNA Corporation (the "Company") under "The Exchange Offer--Guaranteed Delivery Procedures," and in the Instructions to the related Letter of Transmittal (the "Letter of Transmittal"), this form, or one substantially equivalent hereto, or an Agent's Message relating to the guaranteed delivery procedures, must be used to accept the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $100,000,000 of its Notes Due 2033 (the "New Notes") for a like amount of its issued and outstanding 8.30% Notes Due 2023 (the "Old Notes"), if time will not permit the Letter of Transmittal to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date (as defined herein).

          This form must be delivered by an Eligible Institution (as defined herein) by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth above. If a signature on the Letter of Transmittal is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal. This form is not to be used to guarantee signatures.

          Questions and requests for additional copies of the Offering Circular may be directed to the Exchange Agent at the address above. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

LADIES AND GENTLEMEN:

          The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Old Notes tendered pursuant to the Exchange Offer.

          The undersigned understands that Old Notes will be exchanged only after timely receipt by the Exchange Agent of (i) such Old Notes, or a Book-Entry Confirmation, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), including by means of an Agent's Message, of the transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, with respect to such Old Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the execution hereof. The undersigned also understands that the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent.

          THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF OLD NOTES WILL BE ACCEPTED ONLY IN DENOMINATIONS OF $1,000 OR AN INTEGRAL MULTIPLE THEREOF. THE UNDERSIGNED ALSO UNDERSTANDS THAT TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

          All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

          All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offering Circular.

                           PLEASE SIGN AND COMPLETE

________________________________________       ____________________________________________

Signature(s) of Holder(s) or Authorized        Date: ______________________________________
Signatory:______________________________
                                               Address:____________________________________
________________________________________
                                               ____________________________________________
________________________________________
                                               Area Code and Telephone No.: _______________
Name(s) of Holder(s): __________________
                                               ____________________________________________
________________________________________
                                               If Notes will be delivered by book-entry
________________________________________       transfer, check book-entry transfer
                                               facility below:
Principal Amount of Old Notes
Tendered:_______________________________       The Depository Trust Company

________________________________________       DTC No. ____________________________________
                                               Account No. ________________________________
Certificate No.(s) of Old Notes
(if available): ________________________
________________________________________       ____________________________________________

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  This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery without alteration, enlargement or any change whatsoever.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
        ___________________________________________________________

___________________________________________________________________

Capacity:
         __________________________________________________________

Address(es):
            _______________________________________________________

___________________________________________________________________

___________________________________________________________________


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          DO NOT SEND OLD NOTES WITH THIS FORM.  OLD NOTES SHOULD BE SENT TO THE
EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF
TRANSMITTAL.

================================================================================

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"), hereby guarantees that the Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer-- Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) such Old Notes, or a timely confirmation of a book-entry transfer of such Notes to a Book-Entry Transfer Facility and (b) a properly completed and duly executed Letter of Transmittal or manually signed facsimile thereof (or Agent's message) with any required signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

  The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
             ____________________________________________________________

Authorized Signature:
                     ____________________________________________________

Title:
      ___________________________________________________________________

Address:
        _________________________________________________________________


_________________________________________________________________________
                                         (Zip Code)

Area Code and Telephone Number:
                               __________________________________________

Dated: _____________________________

================================================================================

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